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                                                                   EXHIBIT 10.16

                                PROMISSORY NOTE
                 SECURED BY DEED OF TRUST AND PLEDGE AGREEMENT
                 ---------------------------------------------

     $400,000.00  Pleasanton, California

                                                                  March 14, 2000

     1. FOR VALUE RECEIVED, the undersigned, David S. Boone ("Maker"), hereby promises to pay to Intira Corporation, a Delaware corporation ("Holder"), at 5667 Gibraltar, Pleasanton, California, or such other place as Holder may from time to time designate by written notice to Maker, the sum of Four Hundred Thousand Dollars ($400,000.00) together with interest on the unpaid principal hereof from the date hereof at the rate of 0 percent (0%) per annum. Principal shall be due and payable on March 14, 2005.

     2. Should Maker's employment with Holder be terminated by Holder for Cause (as defined herein) or should Maker voluntarily resign his employment with Holder, the whole unpaid balance on this Note of principal and interest shall become immediately due and payable in accordance with paragraph 6 of this Promissory Note (the "Note"). In the event that Maker's employment with Holder is terminated by Holder without Cause within twelve (12) months of the date hereof, 100% of this Note shall immediately be forgiven by Holder and shall cease to be an obligation of Maker. Maker acknowledges that any forgiveness of principal or interest will be treated by Holder as wages for withholding tax purposes. For purposes of this Note, the term "Cause" is defined as any one or more of the following occurrences: (a) Maker's conviction by, or entry of a plea of guilty or nolo contendre in, a court of competent and final jurisdiction for any crime that constitutes a felony in the jurisdiction involved; (b) Maker's commission of an act of fraud or misappropriation of material property, whether prior to or subsequent to the date hereof, upon Holder, or any of its respective affiliates; (c) gross negligence by Maker in the scope of Maker's services to Holder, or any of its respective affiliates; (d) a material breach of any agreement, including the confidentiality or proprietary agreement between Maker and the Holder; or (e) Maker's failure to perform the material duties of his position after receipt of a written warning from the Holder.

     3. This Note may be prepaid in whole or in part at any time without penalty. All amounts payable hereunder shall be payable in lawful money of the United States of America.

     4. This Note is subject to the terms of a Short-Form Pledge Agreement (the "Pledge Agreement") attached hereto as Exhibit A, and is secured by: (i) a pledge of all shares of Common Stock of Maker whether now owned or existing or hereafter acquired (including by exercise of any option granted to you by the Company) (the "Collateral") and (ii) a pledge by Maker of certain real property commonly known as 142 Victoria Place, Danville, CA (the "Property"). Maker hereby agrees to execute and deliver to Holder a deed of trust (the "Deed of Trust") encumbering the Property in the amount of this Note. Maker hereby covenants that such Deed of Trust will be subordinate only to a deed of trust (the "First Deed of Trust") made by Maker, as trustor, for the benefit of an institutional lender that loaned money to Maker for the purpose of financing the original purchase price of the Property.
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     5.   Notwithstanding anything to the contrary contained in this Note, the entire principal balance of this Note shall become immediately due and payable, and shall begin accruing interest, upon the occurrence of any of the following:

     (a) The failure of Maker to execute and deliver the Deed of Trust or the Pledge Agreement to Holder;

     (b) The date of any sale, conveyance, assignment, alienation or any other form of transfer of the Property or the Collateral, or any part thereof or interest therein, whether voluntary or involuntary;

     (c) Default in the performance or observance of any of the covenants, conditions, provisions or agreements contained in this Note, in the Deed of Trust, or in the Pledge Agreement;

     (d) Default in the performance or observance of any of the covenants, conditions, provisions or agreements contained in any deed of trust ("Senior Deed of Trust") which is or becomes a lien against the Property senior to the lien of the Deed of Trust, or any promissory note or obligation secured by such Senior Deed of Trust;

     (e) The thirtieth (30th) day following (i) the termination of Maker's employment with Holder for Cause, or (ii) Maker's voluntary termination of Maker's employment with Holder; or

     (f)  The fifth anniversary of the date of this Note.

     The failure of Holder to exercise any of the rights created by law or by this Note, or to promptly enforce any of the provisions hereof, shall not constitute a waiver of the right to exercise any such rights or to enforce any such provisions.

     6. Maker hereby waives demand and presentation for payment, notice of non-payment and dishonor, protest and notice of protest, and the benefit of any homestead exemption which may by law be waived as to this obligation, and agrees to pay all costs and expenses incurred by Holder in connection with the enforcement of the provisions of this Note, including, without limitation, reasonable attorneys' fees in case of suit for enforcement or if this obligation is placed in attorneys' hands for collection.

     7. Maker hereby acknowledges that the Holder has made no representation or warranty to Maker concerning the income tax consequences of the loan to Maker, and Maker shall be solely responsible for ascertaining and bearing such tax consequences.

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     8.   This Note shall be construed in accordance with and governed by the laws of the State of California.

                                   MAKER



                                   /s/ David S. Boone
                                   -------------------------------------
                                       David S. Boone

                                   Address: 3810 Ortega Blvd.
                                            ----------------------------
                                   Jacksonville, FL 32210
                                   -------------------------------------

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     The undersigned spouse of Maker, Leslie C. Boone, hereby approves the terms and conditions of this Note. The undersigned hereby agrees to be irrevocably bound by the terms of the Note and the Short-Term Pledge Agreement attached as Exhibit A hereto and further agrees that any community property interest shall
---------
be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights or obligations hereunder.


                                   /s/ Leslie C. Boone
                                   -------------------------------------

                                   Name:

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                             [Company Letterhead]

                                        February 21, 2000


     Mr. David Boone
     3810 Ortega Blvd
     Jacksonville, FL 32210

     Dear David:

     This letter will confirm our agreement regarding a loan by Intira Corporation, a Delaware corporation, (the "Company") to you in the amount of $400,000. As we discussed, the loan will be evidenced by a promissory note (the "Note"), which is secured by a deed of trust to your primary residence and a short-form pledge agreement. You agree to execute all documents necessary to grant the Company a security interest in (i) your primary residence and (ii) any shares that you may purchase (including by exercise of any option granted to you by the Company). As we discussed, should you be terminated by the Company for any reason other than Cause (as defined in the Note), 100% of all principal and accrued interest shall be forgiven on the date of such termination. However, should you voluntarily terminate your employment with the Company or should you be terminated for Cause, the Note would become due and payable within thirty
(30) days of either event, as set forth in the Note. In the event there is any inconsistency between this letter and the terms of the Note, the Note shall control.

     If the foregoing accurately sets forth your understanding of our agreement, please sign the enclosed copy of this letter and return it to the Company.

                                   Yours very truly,

                                   Intira Corporation


                                   By:  /s/ Bernard Schneider
                                       ---------------------------------
                                        Bernard Schneider
                                        President and CEO

     The foregoing is hereby agreed to and approved.


            /s/ David S. Boone
     -------------------------------------
            David S. Boone